Exhibit 31.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report of Novex Systems International, Inc. ("the Company") on Form 10-QSB for the three month period ended August 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Daniel W. Dowe, the President and Acting Treasurer of the Company, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, certify that:

      (A)   I have reviewed this quarterly report on Form 10-KSB of the Company;

      (B) Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

      (C) Based on my knowledge, the financial statements and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report;

      (D) As the registrant's certifying officer I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act rules 13a-14 and 15d-14) for the registrant and have:

            i) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under my supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

            ii) evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this repot our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this repot based on such evaluation; and

            iii) disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and


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      e.    As the registrant's certifying officer, I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent function):

            i) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial data; and

            ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.


                                             By: /s/ Daniel W. Dowe
                                                 -------------------------------
                                                 Daniel W. Dowe
                                                 President and Acting Treasurer

                                             Date: November 10, 2003


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